EXHIBIT 99.1(a)

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of BBCN Bancorp, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of BBCN Bancorp, Inc.’s common stock issuable in connection with the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of BBCN Bancorp, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

February 25, 2016	/s/ Jinho Doo
Jinho Doo

EXHIBIT 99.1(b)

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of BBCN Bancorp, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of BBCN Bancorp, Inc.’s common stock issuable in connection with the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of BBCN Bancorp, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

February 25, 2016	/s/ Jin Chul Jhung
Jin Chul Jhung

EXHIBIT 99.1(c)

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of BBCN Bancorp, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of BBCN Bancorp, Inc.’s common stock issuable in connection with the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of BBCN Bancorp, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

February 25, 2016	/s/ Kevin S. Kim
Kevin S. Kim

EXHIBIT 99.1(d)

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of BBCN Bancorp, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of BBCN Bancorp, Inc.’s common stock issuable in connection with the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of BBCN Bancorp, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

February 25, 2016	/s/ Chung Hyun Lee
Chung Hyun Lee

EXHIBIT 99.1(e)

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of BBCN Bancorp, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of BBCN Bancorp, Inc.’s common stock issuable in connection with the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of BBCN Bancorp, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

February 25, 2016	/s/ William J. Lewis
William J. Lewis

EXHIBIT 99.1(f)

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of BBCN Bancorp, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of BBCN Bancorp, Inc.’s common stock issuable in connection with the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of BBCN Bancorp, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

February 25, 2016	/s/ David P. Malone
David P. Malone

EXHIBIT 99.1(g)

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of BBCN Bancorp, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of BBCN Bancorp, Inc.’s common stock issuable in connection with the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of BBCN Bancorp, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

February 25, 2016	/s/ Gary E. Peterson
Gary E. Peterson

EXHIBIT 99.1(h)

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of BBCN Bancorp, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of BBCN Bancorp, Inc.’s common stock issuable in connection with the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of BBCN Bancorp, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

February 25, 2016	/s/ Scott Yoon-Suk Whang
Scott Yoon-Suk Whang

EXHIBIT 99.1(i)

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of BBCN Bancorp, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of BBCN Bancorp, Inc.’s common stock issuable in connection with the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of BBCN Bancorp, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

February 25, 2016	/s/ David S. Zuehls
David S. Zuehls

EXHIBIT 99.1(j)

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of BBCN Bancorp, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of BBCN Bancorp, Inc.’s common stock issuable in connection with the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of BBCN Bancorp, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

February 24, 2016	/s/ Donald Byun
Donald Byun

EXHIBIT 99.1(k)

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of BBCN Bancorp, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of BBCN Bancorp, Inc.’s common stock issuable in connection with the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of BBCN Bancorp, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

February 24, 2016	/s/ Steven J. Didion
Steven J. Didion

EXHIBIT 99.1(l)

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of BBCN Bancorp, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of BBCN Bancorp, Inc.’s common stock issuable in connection with the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of BBCN Bancorp, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

February 24, 2016	/s/ Daisy Y. Ha
Daisy Y. Ha

EXHIBIT 99.1(m)

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of BBCN Bancorp, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of BBCN Bancorp, Inc.’s common stock issuable in connection with the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of BBCN Bancorp, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

February 24, 2016	/s/ Lawrence Jeon
Lawrence Jeon

EXHIBIT 99.1(n)

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of BBCN Bancorp, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of BBCN Bancorp, Inc.’s common stock issuable in connection with the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of BBCN Bancorp, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

February 24, 2016	/s/ Steven Koh
Steven Koh

EXHIBIT 99.1(o)

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of BBCN Bancorp, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of BBCN Bancorp, Inc.’s common stock issuable in connection with the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of BBCN Bancorp, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

February 24, 2016	/s/ Craig Mautner
Craig Mautner

EXHIBIT 99.1(p)

CONSENT OF DIRECTOR-NOMINEE

This Consent of Director-Nominee is delivered in connection with the registration statement on Form S-4 of BBCN Bancorp, Inc. to be filed with the Securities Exchange Commission (as it may be amended from time to time, the “Registration Statement”) for the registration under the Securities Act of 1933, as amended, of the shares of BBCN Bancorp, Inc.’s common stock issuable in connection with the merger of Wilshire Bancorp, Inc. with and into BBCN Bancorp, Inc.

The undersigned consents to (a) the references made to the undersigned in the Registration Statement and related joint proxy statement/prospectus as having consented to serve as a director of BBCN Bancorp, Inc. effective immediately after the completion of the merger contemplated by the Registration Statement and such joint proxy statement/prospectus, (b) the inclusion of certain biographical information regarding the undersigned in the Registration Statement and related joint proxy statement/prospectus and (c) the filing of this consent as an exhibit to the Registration Statement.

February 24, 2016	/s/ John R. Taylor
John R. Taylor